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EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned hereby certify that the Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:  February 11, 2004                   /s/ Joseph H. Moglia
                                            ------------------------------------
                                            Joseph H. Moglia
                                            Chief Executive Officer

Dated:  February 11, 2004                   /s/ John R. MacDonald
                                            ------------------------------------
                                            John R. MacDonald
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer